Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
First Quarter - 2010

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data	1
Consolidated Statements of Operations - Per Share Data	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Selected Balance Sheet Items - Fronting Arrangements; Rollforward of Deferred Policy
Acquisition Costs - PMA Insurance Group; Assets and Liabilities of Discontinued Operations	5
Invested Assets and Net Investment Income; Debt	6

Segment Information:
Statements of Operations - Consolidating	7 - 8
Statements of Operations - PMA Insurance Group	9
Insurance Ratios - PMA Insurance Group	10
Components of Direct Premiums Written - PMA Insurance Group	11
Statements of Operations - Fee-based Business	12
Statements of Operations - Corporate & Other	13
Statements of Operations - Discontinued Operations	14

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	15
Operating Cash Flows - PMA Insurance Group	16
Operating Cash Flows - Fee-based Business	17

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	18

Other Information:
Industry Ratings and Market Information	19

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income as the GAAP measure of our consolidated results of operations.  See page 1 for reconciliations of operating results by segment to GAAP net income.

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2009	2009	2009	2009	2010	Quarter

Direct Premiums Written	$161,965	$108,994	$161,965	$118,272	$170,730	5.4%

Net Premiums Written	$117,978	$80,302	$119,259	$84,366	$128,245	8.7%

Revenues:
Net premiums earned	$104,930	$106,949	$102,428	$100,464	$103,496	-1.4%
Claims service revenues	15,684	16,835	17,112	17,998	17,883	14.0%
Commission income	3,463	2,117	2,747	2,515	3,092	-10.7%
Net investment income	8,457	9,561	9,522	9,336	9,120	7.8%
Net realized investment gains (losses)	749	(472)	795	(558)	426	-43.1%
Other revenues	176	190	259	458	392	NM
Total revenues	$133,459	$135,180	$132,863	$130,213	$134,409	0.7%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$15,187	$9,965	$13,616	$4,282	$14,267	-6.1%
Fee-based Business	2,013	1,525	1,574	2,096	2,305	14.5%
Corporate & Other	(5,000)	(5,167)	(4,768)	(4,192)	(4,366)	12.7%
Pre-tax operating income	12,200	6,323	10,422	2,186	12,206	0.0%
Income tax expense (benefit)	4,384	2,249	3,690	(19,680)	4,389	0.1%
After-tax operating income	7,816	4,074	6,732	21,866	7,817	0.0%
Net realized investment gains (losses) after tax	487	(307)	517	(363)	277	-43.1%
Income from continuing operations	8,303	3,767	7,249	21,503	8,094	-2.5%
Loss from discontinued operations after tax	(86)	(1,165)	(40)	(18,318)	-	NM
Net income	$8,217	$2,602	$7,209	$3,185	$8,094	-1.5%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.24	$0.13	$0.21	$0.68	$0.24	0.0%
Realized gains (losses) after tax	0.02	(0.01)	0.01	(0.01)	0.01	-50.0%
Income from continuing operations	0.26	0.12	0.22	0.67	0.25	-3.8%
Loss from discontinued operations after tax	-	(0.04)	-	(0.57)	-	NM
Net income	$0.26	$0.08	$0.22	$0.10	$0.25	-3.8%

Capitalization:
Debt	$129,380	$129,380	$129,380	$143,380	$137,445	6.2%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	374,007	377,505	384,958	392,005	400,349	7.0%
Total capitalization excluding FAS 115 unrealized gain (loss)	503,387	506,885	514,338	535,385	537,794	6.8%
FAS 115 unrealized gain (loss)	(22,737)	(8,507)	14,214	9,792	17,781	NM
Total capitalization including FAS 115 unrealized gain (loss)	$480,650	$498,378	$528,552	$545,177	$555,575	15.6%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$11.61	$11.71	$11.94	$12.15	$12.41	6.9%
Including FAS 115 unrealized gain (loss)	$10.91	$11.45	$12.38	$12.46	$12.96	18.8%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	25.7%	25.5%	25.2%	26.8%	25.6%	-0.4%
Including FAS 115 unrealized gain (loss)	26.9%	26.0%	24.5%	26.3%	24.7%	-8.2%

Interest Coverage:
Income from continuing operations before interest and income taxes to interest expense	6.17	3.36	5.63	1.68	6.04	-2.1%

Operating income from continuing operations before interest and income taxes to interest expense	5.87	3.55	5.30	1.92	5.87	0.0%

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.38	$0.20	$0.32	$0.07	$0.38

After-tax operating income	$0.24	$0.13	$0.21	$0.68	$0.24

Income from continuing operations	$0.26	$0.12	$0.22	$0.67	$0.25

Loss from discontinued operations after tax	-	(0.04)	-	(0.57)	-

Net income	$0.26	$0.08	$0.22	$0.10	$0.25

Diluted weighted average common
shares outstanding	32,020,346	32,231,391	32,244,469	32,250,573	32,260,938

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	32,211,133	32,238,944	32,241,620	32,251,120	32,251,120

Class A Common Stock prices:
High	$7.20	$5.35	$6.33	$7.44	$6.89
Low	$3.50	$3.70	$4.27	$4.64	$5.60
Close	$4.17	$4.55	$5.69	$6.30	$6.14

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2009	2009	2009	2009	2010	Quarter

Gross Premiums Written	$164,070	$113,424	$164,339	$119,433	$171,905	4.8%

Net Premiums Written	$117,978	$80,302	$119,259	$84,366	$128,245	8.7%

Revenues:
Net premiums earned	$104,930	$106,949	$102,428	$100,464	$103,496	-1.4%
Claims service revenues	15,684	16,835	17,112	17,998	17,883	14.0%
Commission income	3,463	2,117	2,747	2,515	3,092	-10.7%
Net investment income	8,457	9,561	9,522	9,336	9,120	7.8%
Net realized investment gains (losses)	749	(472)	795	(558)	426	-43.1%
Other revenues	176	190	259	458	392	NM
Total revenues	133,459	135,180	132,863	130,213	134,409	0.7%

Expenses:
Losses and loss adjustment expenses	75,775	73,494	70,158	71,783	75,070	-0.9%
Acquisition expenses	17,198	19,508	16,046	17,282	18,047	4.9%
Operating expenses	24,385	31,540	30,235	34,213	25,632	5.1%
Dividends to policyholders	646	2,311	2,786	2,918	524	-18.9%
Interest expense	2,506	2,476	2,421	2,389	2,504	-0.1%
Total losses and expenses	120,510	129,329	121,646	128,585	121,777	1.1%

Pre-tax income	12,949	5,851	11,217	1,628	12,632	-2.4%

Income tax expense (benefit):
Current	244	265	220	(412)	254	4.1%
Deferred	4,402	1,819	3,748	(19,463)	4,284	-2.7%

Total income tax expense (benefit)	4,646	2,084	3,968	(19,875)	4,538	-2.3%

Income from continuing operations	8,303	3,767	7,249	21,503	8,094	-2.5%

Loss from discontinued operations after tax	(86)	(1,165)	(40)	(18,318)	-	NM

Net income	$8,217	$2,602	$7,209	$3,185	$8,094	-1.5%

Pre-tax operating income from continuing operations	$12,200	$6,323	$10,422	$2,186	$12,206	0.0%

After-tax operating income from continuing operations	$7,816	$4,074	$6,732	$21,866	$7,817	0.0%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Assets:
Investments in fixed maturities available for sale	$714,202	$737,606	$817,089	$791,355	$800,612
Short-term investments	58,273	38,103	62,004	41,072	25,921
Other investments	13,832	21,073	22,669	30,226	31,205
Total investments	786,307	796,782	901,762	862,653	857,738

Cash	11,767	10,163	13,887	11,059	13,583
Accrued investment income	6,500	7,221	6,918	7,352	7,663
Premiums receivable	257,380	236,663	246,871	238,650	275,122
Reinsurance receivables	830,962	855,161	807,245	827,458	839,723
Prepaid reinsurance premiums	41,314	37,271	40,883	35,788	40,363
Deferred income taxes, net	135,496	126,397	110,358	139,782	131,097
Deferred acquisition costs	44,857	39,364	42,583	39,124	44,820
Funds held by reinsureds	54,166	54,312	56,623	58,935	61,573
Intangible assets	29,668	30,165	29,961	29,757	29,553
Other assets	119,361	123,460	126,015	112,181	108,476
Assets of discontinued operations	235,265	208,272	192,431	-	-
Total assets	$2,553,043	$2,525,231	$2,575,537	$2,362,739	$2,409,711

Liabilities:
Unpaid losses and loss adjustment expenses	$1,256,435	$1,271,089	$1,259,940	$1,269,685	$1,274,006
Unearned premiums	272,200	241,508	261,952	240,759	270,083
Debt	129,380	129,380	129,380	143,380	137,445
Accounts payable, accrued expenses
and other liabilities	219,189	222,359	250,304	249,787	238,493
Reinsurance funds held and balances payable	59,074	53,327	52,914	51,331	65,610
Dividends to policyholders	7,224	6,022	6,177	6,000	5,944
Liabilities of discontinued operations	258,271	232,548	215,698	-	-
Total liabilities	2,201,773	2,156,233	2,176,365	1,960,942	1,991,581

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	111,953	112,264	112,349	111,841	111,906
Retained earnings	143,291	145,500	152,670	155,747	163,841
Accumulated other comprehensive loss	(51,497)	(36,814)	(13,947)	(14,060)	(5,886)
Treasury stock, at cost	(23,567)	(23,042)	(22,990)	(22,821)	(22,821)
Total shareholders' equity	351,270	368,998	399,172	401,797	418,130
Total liabilities and shareholders' equity	$2,553,043	$2,525,231	$2,575,537	$2,362,739	$2,409,711

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Arrangements
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Assets
Premiums receivable	$38,833	$36,670	$33,337	$38,756	$46,005
Reinsurance receivables	50,175	53,675	58,107	59,579	61,431
Prepaid reinsurance premiums	24,884	23,072	20,346	20,685	23,778
Deferred acquisition costs	1,269	1,081	902	964	1,109
Other assets	6,818	7,269	6,684	7,161	4,031

Liabilities
Unpaid losses and loss adjustment expenses	$53,087	$57,367	$62,642	$65,165	$67,440
Unearned premiums	29,430	26,866	23,512	24,073	27,794
Reinsurance funds held and balances payable	31,237	26,951	23,138	27,176	31,663
Other liabilities	11,392	12,081	12,620	14,481	11,879

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Balance Sheet
Balance, beginning of period	$40,938	$44,857	$39,364	$42,583	$39,124

Policy acquisition costs deferred	21,136	14,036	19,312	13,849	23,810
Amortization of policy acquisition costs	(17,217)	(19,529)	(16,093)	(17,308)	(18,114)
Net change	3,919	(5,493)	3,219	(3,459)	5,696

Balance, end of period	$44,857	$39,364	$42,583	$39,124	$44,820

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Assets
Investments	$137,317	$110,736	$100,296	$-	$-
Cash	85	1,271	494	-	-
Reinsurance receivables	93,120	89,361	81,887	-	-
Other assets	4,743	6,904	9,754	-	-
Assets of discontinued operations	$235,265	$208,272	$192,431	$-	$-

Liabilities
Unpaid losses and loss adjustment expenses	$235,568	$206,743	$193,051	$-	$-
Other liabilities	22,703	25,805	22,647	-	-
Liabilities of discontinued operations	$258,271	$232,548	$215,698	$-	$-

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Total Investments & Cash
As reported	$798,074	$806,945	$915,649	$873,712	$871,321
Less:
Unrealized gain (loss) on
fixed maturities available for sale	(33,799)	(13,563)	19,501	12,201	23,873
Unrealized gain (loss) on other investments	(1,181)	475	2,367	2,863	3,483
Total adjusted investments & cash	$833,054	$820,033	$893,781	$858,648	$843,965

Net Investment Income
As reported	$8,457	$9,561	$9,522	$9,336	$9,120
Less:
Interest on funds held and other	(619)	(511)	(463)	(406)	(361)
Total adjusted investment income	$9,076	$10,072	$9,985	$9,742	$9,481

Yield
As reported	4.28%	4.77%	4.42%	4.17%	4.18%
Investment portfolio	4.41%	4.87%	4.66%	4.45%	4.45%

Duration (in years)	3.5	4.3	4.2	4.3	4.2

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
Trust preferred debt 1	$62,500	2033 - 2037
8.50% senior notes	54,900	2018
Notes payable	10,000	2010 - 2011	3
Surplus notes 2	10,000	2035
4.25% convertible debt	45	2022	4
Total long-term debt	$137,445

1
Weighted average interest rate on trust preferred debt is 4.20% as of March 31, 2010. In the first quarter of 2010, we adopted accounting guidance which required us to consolidate the trusts related to our trust preferred debt. As a result, our trust preferred debt was reduced by $1.9 million.

2	Interest rate on surplus notes is 4.75% as of March 31, 2010.
3	Notes payable are for capital contributions to our former Run-off Operations, which are payable in two equal installments of $5 million in June 2010 and June 2011.
4
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2010
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$172,043	$-	$(138)	$171,905

Net Premiums Written	$128,383	$-	$(138)	$128,245

Revenues:
Net premiums earned	$103,634	$-	$(138)	$103,496
Claims service revenues	-	17,895	(12)	17,883
Commission income	-	3,159	(67)	3,092
Net investment income	9,225	43	(148)	9,120
Other revenues	-	388	4	392
Total operating revenues	112,859	21,485	(361)	133,983

Losses and Expenses:
Losses and loss adjustment expenses	75,070	-	-	75,070
Acquisition expenses	18,114	-	(67)	18,047
Operating expenses	4,762	19,180	1,690	25,632
Dividends to policyholders	524	-	-	524
Total losses and expenses	98,470	19,180	1,623	119,273

Operating income (loss) before income taxes
and interest expense	14,389	2,305	(1,984)	14,710

Interest expense	122	-	2,382	2,504

Pre-tax operating income (loss)	$14,267	$2,305	$(4,366)	12,206

Net realized investment gains				426

Pre-tax income				$12,632

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$164,218	$-	$(148)	$164,070

Net Premiums Written	$118,126	$-	$(148)	$117,978

Revenues:
Net premiums earned	$105,078	$-	$(148)	$104,930
Claims service revenues	-	15,995	(311)	15,684
Commission income	-	3,475	(12)	3,463
Net investment income	8,466	86	(95)	8,457
Other revenues	-	170	6	176
Total operating revenues	113,544	19,726	(560)	132,710

Losses and Expenses:
Losses and loss adjustment expenses	75,775	-	-	75,775
Acquisition expenses	17,217	-	(19)	17,198
Operating expenses	4,559	17,713	2,113	24,385
Dividends to policyholders	646	-	-	646
Total losses and expenses	98,197	17,713	2,094	118,004

Operating income (loss) before income taxes
and interest expense	15,347	2,013	(2,654)	14,706

Interest expense	160	-	2,346	2,506

Pre-tax operating income (loss)	$15,187	$2,013	$(5,000)	12,200

Net realized investment gains				749

Pre-tax income				$12,949

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2009	2009	2009	2009	2010	Quarter

Gross Premiums Written	$164,218	$113,566	$164,497	$119,575	$172,043	4.8%

Net Premiums Written	$118,126	$80,444	$119,417	$84,508	$128,383	8.7%

Revenues:
Net premiums earned	$105,078	$107,091	$102,586	$100,606	$103,634	-1.4%
Net investment income	8,466	9,502	9,415	9,307	9,225	9.0%
Other revenues	-	-	-	166	-	NM
Total operating revenues	113,544	116,593	112,001	110,079	112,859	-0.6%

Losses and Expenses:
Losses and loss adjustment expenses	75,775	73,494	70,158	71,783	75,070	-0.9%
Acquisition expenses	17,217	19,529	16,093	17,308	18,114	5.2%
Operating expenses	4,559	11,151	9,213	13,662	4,762	4.5%
Dividends to policyholders	646	2,311	2,786	2,918	524	-18.9%
Total losses and expenses	98,197	106,485	98,250	105,671	98,470	0.3%

Operating income before income taxes
and interest expense	15,347	10,108	13,751	4,408	14,389	-6.2%

Interest expense	160	143	135	126	122	-23.8%

Pre-tax operating income	$15,187	$9,965	$13,616	$4,282	$14,267	-6.1%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	1st	2nd	3rd	4th	1st	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	1st Quarter
	2009	2009	2009	2009	2010	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	72.1%	68.6%	68.4%	71.4%	72.4%	(0.3)

Expense ratio:
Acquisition expenses	16.4%	18.2%	15.7%	17.2%	17.5%	(1.1)
Operating expenses	4.4%	10.4%	9.0%	13.5%	4.6%	(0.2)
Total expense ratio	20.8%	28.6%	24.7%	30.7%	22.1%	(1.3)

Policyholders' dividend ratio	0.6%	2.2%	2.7%	2.9%	0.5%	0.1
Combined ratio	93.5%	99.4%	95.8%	105.0%	95.0%	(1.5)

Net investment income ratio	-8.1%	-8.9%	-9.2%	-9.3%	-8.9%	0.8
Operating ratio	85.4%	90.5%	86.6%	95.7%	86.1%	(0.7)

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2008	2008	2008	2008	2008

Direct premium production	$146,608	$96,736	$150,547	$112,296	$506,187
Fronting premiums	8,143	2,113	2,776	21,800	34,832
Premium adjustments	(14,198)	370	(5,008)	(4,261)	(23,097)
Direct premiums written	$140,553	$99,219	$148,315	$129,835	$517,922

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2009	2009	2009	2009	2009

Direct premium production	$147,367	$102,212	$154,754	$108,169	$512,502
Fronting premiums	19,622	9,677	10,890	14,497	54,686
Premium adjustments	(4,876)	(2,753)	(3,521)	(4,252)	(15,402)
Direct premiums written	$162,113	$109,136	$162,123	$118,414	$551,786

	1st
	Quarter
	2010

Direct premium production	$157,092
Fronting premiums	15,795
Premium adjustments	(2,019)
Direct premiums written	$170,868

PMA Capital Corporation
Statements of Operations - Fee-based Business
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2009	2009	2009	2009	2010	Quarter

Revenues:
Claims service revenues	$15,995	$17,122	$17,398	$18,236	$17,895	11.9%
Commission income	3,475	2,132	2,777	2,572	3,159	-9.1%
Net investment income	86	101	142	15	43	-50.0%
Other revenues	170	167	236	208	388	NM
Total operating revenues	19,726	19,522	20,553	21,031	21,485	8.9%

Expenses:
Operating expenses	17,713	17,997	18,979	18,935	19,180	8.3%
Total expenses	17,713	17,997	18,979	18,935	19,180	8.3%

Pre-tax operating income	$2,013	$1,525	$1,574	$2,096	$2,305	14.5%

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2009	2009	2009	2009	2010	Quarter

Gross Premiums Written	$(148)	$(142)	$(158)	$(142)	$(138)	6.8%

Net Premiums Written	$(148)	$(142)	$(158)	$(142)	$(138)	6.8%

Revenues:
Net premiums earned	$(148)	$(142)	$(158)	$(142)	$(138)	6.8%
Claims service revenues	(311)	(287)	(286)	(238)	(12)	96.1%
Commission income	(12)	(15)	(30)	(57)	(67)	NM
Net investment income	(95)	(42)	(35)	14	(148)	-55.8%
Other revenues	6	23	23	84	4	-33.3%
Total operating revenues	(560)	(463)	(486)	(339)	(361)	35.5%

Expenses:
Acquisition expenses	(19)	(21)	(47)	(26)	(67)	NM
Operating expenses	2,113	2,392	2,043	1,616	1,690	-20.0%
Total expenses	2,094	2,371	1,996	1,590	1,623	-22.5%

Operating loss before income taxes
and interest expense	(2,654)	(2,834)	(2,482)	(1,929)	(1,984)	25.2%

Interest expense	2,346	2,333	2,286	2,263	2,382	1.5%

Pre-tax operating loss	$(5,000)	$(5,167)	$(4,768)	$(4,192)	$(4,366)	12.7%

PMA Capital Corporation
Statements of Operations - Discontinued Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2009	2009	2009	2009	2010	Quarter

Gross Premiums Written	$466	$2,093	$384	$(485)	$-	NM

Net Premiums Written	$(87)	$1,798	$360	$(755)	$-	NM

Revenues:
Net premiums earned	$617	$1,673	$(2)	$-	$-	NM
Net investment income	(878)	(937)	(1,066)	6,908	-	NM
Total operating revenues	(261)	736	(1,068)	6,908	-	NM

Losses and Expenses:
Losses and loss adjustment expenses	129	1,910	(175)	33	-	NM
Acquisition expenses	1,199	120	104	14	-	NM
Operating expenses	2,577	2,397	2,101	4,945	-	NM
Impairment charge / valuation adjustment	(4,387)	(2,172)	(2,722)	29,673	-	NM
Total losses and expenses	(482)	2,255	(692)	34,665	-	NM

Pre-tax operating income (loss) from discontinued operations	221	(1,519)	(376)	(27,757)	-	NM

Income tax expense (benefit)	77	(530)	(133)	(9,715)	-	NM

After-tax operating income (loss) from discontinued operations	144	(989)	(243)	(18,042)	-	NM

Realized gains (losses) after tax	(230)	(176)	203	(276)	-	NM

Loss from discontinued operations	$(86)	$(1,165)	$(40)	$(18,318)	$-	NM

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Receipts:
Premiums collected	$109,089	$96,214	$105,816	$89,289	$103,512
Claims service, commissions and other revenues	22,276	18,203	21,658	15,909	24,398
Investment income received	9,789	9,164	10,124	9,430	10,057
Total receipts	141,154	123,581	137,598	114,628	137,967

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	5,265	18,874	25,500	35,347	6,556
Losses and LAE paid - prior years	61,152	63,486	6,931	49,219	77,515
Total losses and LAE paid	66,417	82,360	32,431	84,566	84,071
Operating expenses paid	46,907	41,332	43,129	42,596	53,419
Commissions and premiums paid	1,680	2,090	3,270	(4,117)	3,939
Policyholders' dividends paid	863	2,401	1,264	1,633	1,279
Interest on corporate debt	2,526	2,437	2,388	2,344	2,460
Total disbursements	118,393	130,620	82,482	127,022	145,168

Net other	(629)	(1,459)	4,976	3,262	(559)

Net operating cash flows from continuing operations	22,132	(8,498)	60,092	(9,132)	(7,760)
Net operating cash flows from discontinued operations	(14,742)	(25,656)	(12,549)	(15,799)	-
Net operating cash flows	$7,390	$(34,154)	$47,543	$(24,931)	$(7,760)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd		4th	1st
	Quarter	Quarter	Quarter		Quarter	Quarter
	2009	2009	2009		2009	2010

Receipts:
Premiums collected	$109,089	$96,214	$105,816		$89,289	$103,512
Investment income received	9,703	9,062	9,985		9,417	10,017
Total receipts	118,792	105,276	115,801		98,706	113,529

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	5,265	18,874	25,500		35,347	6,556
Losses and LAE paid - prior years	61,152	63,486	6,931	1	49,219	77,515
Total losses and LAE paid	66,417	82,360	32,431		84,566	84,071
Operating expenses paid	30,060	27,192	24,079		27,792	32,676
Policyholders' dividends paid	863	2,401	1,264		1,633	1,279
Interest on corporate debt	194	144	139		126	122
Total disbursements	97,534	112,097	57,913		114,117	118,148

Net other	(1,205)	501	(3,712)		(11,932)	1,005

Net operating cash flows	$20,053	$(6,320)	$54,176		$(27,343)	$(3,614)

1	Reduced by $43.9 million received for a commutation with Houston Casualty Company.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2009	2010

Receipts:
Claims service, commissions and other revenues	$22,276	$18,203	$21,658	$15,909	$24,398
Investment income received	86	102	139	13	40
Total receipts	22,362	18,305	21,797	15,922	24,438

Disbursements:
Operating expenses paid	16,847	14,140	19,050	14,804	20,743
Commissions and premiums paid	1,680	2,090	3,270	(4,117)	3,939
Total disbursements	18,527	16,230	22,320	10,687	24,682

Net other	(242)	(3,644)	4,453	(2,690)	723

Net operating cash flows	$3,593	$(1,569)	$3,930	$2,545	$479

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	1st	2nd		3rd	4th		1st
	Quarter	Quarter		Quarter	Quarter		Quarter
	2009	2009		2009	2009		20101

PMA Pool 2	$337,495	$373,654	3	$385,111	$417,330	4	$422,377
PMA Capital Insurance Company 5	29,252	26,446		30,202	-		-

PMA Capital Corporation
Statutory Financial Information - PMA Pool 2
(Dollar Amounts in Thousands)

	1st	2nd		3rd	4th		1st
	Quarter	Quarter		Quarter	Quarter		Quarter
	2009	2009		2009	2009		20101

Net Premiums Written:
Workers' Compensation	$101,891	$72,181		$102,329	$72,373		$110,709
Other Commercial Lines	13,487	8,403		8,965	8,167		13,040
Total - PMA Pool	$115,378	$80,584		$111,294	$80,540		$123,749

Statutory Ratios:
Loss and LAE ratio	71.6%	51.8%		68.9%	72.8%		71.4%
Underwriting expense ratio	21.1%	30.7%		22.0%	31.3%		21.4%
Policyholders' dividend ratio	1.2%	1.2%		1.4%	1.5%		1.2%
Combined ratio	93.9%	83.7%		92.3%	105.6%		94.0%
Operating ratio	85.8%	75.0%		83.5%	96.3%		85.0%

1	Estimated.
2	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
3
The increase in statutory surplus during the second quarter of 2009 related primarily to statutory net income, which included a benefit from the commutation of a reinsurance agreement with an affiliated entity.

4	Includes impact of adoption of Statement of Statutory Accounting Principles No. 10R, "Income Taxes - Revised, A Temporary Replacement of SSAP No. 10."
5	Sold December 24, 2009.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	John M. Cochrane
Shareholder Relations	Interim Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5076
New York, NY 10038	email: john_cochrane@pmagroup.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	email: investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 4/28/2010):

	A.M. Best	Fitch	Moody's
PMA Pool 1	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
Insurance Company and Pennsylvania Manufacturers Indemnity Company.